Stock-Based Compensation and Employee Benefits - Restricted Stock Units - Additional Information (Details) - Restricted Stock Units (RSUs) - USD ($) $ / shares in Units, $ in Thousands	12 Months Ended
	Dec. 31, 2024	Dec. 31, 2023
Share Based Compensation Arrangement By Share Based Payment Award [Line Items]
Total grant date fair value of RSUs vested	$ 15,101	$ 18,381
Total grant date fair value of RSUs granted	$ 4,408	$ 11,386
Weighted-average grant-date fair value per share of RSUs granted	$ 2.23	$ 8.93